Monthly Insight
DEC 31, 2012
The China Fund, Inc. (CHN)

Investment Objective

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Performance Overview

					3 Years	5 Years	10 Years	Since
Performance History	1 month	3 months	YTD	1 Year	(p.a.)	(p.a.)	(p.a.)	Inception
NAV (%)	4.35	5.75	12.07	12.07	2.55	-0.22	18.66	10.75
Market price (%)	9.42	10.84	20.46	20.46	2.58	1.98	19.67	10.03
Benchmark (%)	2.76	7.78	22.65	22.65	4.39	-0.76	13.25	N/A

Performance History	2012	2011	2010	2009	2008	2007	2006	2005
NAV (%)	12.07	-24.37	27.25	72.82	-46.95	86.20	57.10	6.09
Market price (%)	20.46	-27.51	23.60	72.19	-40.65	50.24	65.67	-21.51
Benchmark (%)	22.65	-18.36	13.60	67.12	-49.37	37.97	39.50	10.27

Source : State Street Bank and Trust Company. Source for index data: MSCI as at December 31, 2012.

Portfolio Analysis

Source : State Street Bank and Trust Company as at December 31, 2012.	* China includes A-shares (4.8%), A-share equity linked securities (8.2%), B-shares (0.0%), H-shares (12.0%) and Red-chips (17.2%).

The China Fund, Inc. (CHN)

Portfolio Analysis (continued)

Top 10 Holdings	Sector	%	Direct Investments	Sector	%
INDUSTRIAL & COMMERCIAL BANK OF CHINA	FINANCIALS	5.9	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 5/16/13	OTHERS	1.55
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	I.T.	5.6	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 11/16/13	OTHERS	1.55
HAND ENTERPRISE SOLUTIONS CO., LTD.	I.T.	4.8
SUN HUNG KAI PROPERTIES, LTD.	FINANCIALS	4.6
CHINA MOBILE, LTD.	TELECOM	3.9
CHINA EVERBRIGHT INTERNATIONAL, LTD.	INDUSTRIALS	3.8
DIGITAL CHINA HOLDINGS, LTD.	I.T.	3.4
CNOOC, LTD.	ENERGY	3.3
CHINA MEDICAL SYSTEM HOLDINGS, LTD.	HEALTH CARE	2.9
PING AN INSURANCE , LTD.	FINANCIALS	2.8
Total		41.0	Total		3.1

Source : State Street Bank and Trust Company as at December 31, 2012.

Fund Details

NAV	$22.58
Market price	$21.41
Premium/Discount	-5.18%
Market cap	US$341.1m
Shares outstanding	15,932,408
Exchange listed	NYSE
Listing date	July 10, 1992
Benchmark	MSCI Golden Dragon Index (Total Return)
Fund Manager	Christina Chung
Listed and direct investment manager	RCM Asia Pacific Limited

Source : State Street Bank and Trust Company as at December 31, 2012.

Dividend History (10 years)

Declaration	Ex-dividend					Long-term	Short-term
date	date	Record date	Payable date	Dividend/Share	Income	Capital	Capital
10 Dec 2012	20 Dec 2012	24 Dec 2012	28 Dec 2012	3.2517	0.3473	2.9044	0.0000
8 Dec 2011	21 Dec 2011	23 Dec 2011	29 Dec 2011	2.9964	0.1742	2.8222	0.0000
8 Dec 2010	21 Dec 2010	24 Dec 2010	29 Dec 2010	2.2742	0.3746	1.8996	0.0000
9 Dec 2009	22 Dec 2009	24 Dec 2009	29 Dec 2009	0.2557	0.2557	0.0000	0.0000
8 Dec 2008	22 Dec 2008	24 Dec 2008	23 Jan 2009	5.8174	0.4813	5.3361	0.0000
7 Dec 2007	19 Dec 2007	21 Dec 2007	25 Jan 2008	12.1200	0.2800	9.0000	2.8400
8 Dec 2006	19 Dec 2006	21 Dec 2006	29 Dec 2006	4.0117	0.2996	2.7309	0.9812
9 Dec 2005	19 Dec 2005	21 Dec 2005	29 Dec 2005	2.5119	0.2172	2.2947	0.0000
13 Dec 2004	20 Dec 2004	22 Dec 2004	7 Jan 2005	3.5701	0.1963	3.2664	0.1074
19 Dec 2003	29 Dec 2003	31 Dec 2003	15 Jan 2004	1.7800	0.0700	0.6700	1.0400

Source : State Street Bank and Trust Company as at December 31, 2012

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The China Fund, Inc. (CHN)

The China Fund Inc. NAV Performance of USD $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.

Source : State Street Bank and Trust Company as at December 31, 2012.

The China Fund Inc. Premium / Discount

Past performance is not a guide to future returns.

Source : State Street Bank and Trust Company as at December 31, 2012.

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The China Fund, Inc. (CHN)

Manager’s Commentary

Market review

In December, the Hong Kong equity market ran strongly on the back of continued fund inflows and the sharp rally of the China onshore equity market, although uncertainty over the US budget weighed on market sentiment towards the end of the month. The Chinese economy showed some early signs of stabilization in the fourth quarter 2012, led by the recovery of the housing market, dissipating effects from destocking and accelerated infrastructure project approvals by the Chinese government since the third quarter of 2012. Political and policy concerns were alleviated to a certain extent by the smooth leadership transition and subsequent unveiling of policy objectives.

Fund review

In December, the Fund outperformed relative to the benchmark mainly due to stock selection in the information technology and financial sectors.

The top contributor for the month was Ping An Insurance. The share price was supported by the strong rally in the A-share market in December, which should benefit the investment return of the life insurance company. Amongst the detractors, Taiwan Familymart underperformed mainly due to the market shifting out from defensive plays during the strong rally in December. Other key detractors were white liquor stocks whose share prices plummeted, driven by negative news flow regarding allegations that the liquors contain toxic plasticizers that produce various health risks. In addition, the announcement of a prohibition on the consumption of liquor in receptions for high-ranking military officers further dampened investors‘ sentiment.

Outlook

We believe China equities are likely to continue its recovery in the short term as expectations of a cyclical improvement for the China economy coupled with potential economic reform measures and a pickup in corporate earnings will continue to drive the normalization of market valuations.

Source: RCM Asia Pacific Limited as at December 31, 2012.

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The China Fund, Inc. (CHN)

Portfolio Holdings

					Percentage of
CUSIP	Security Description	Cost Base	Base MV	Shares	Net Assets
B1G1QD902	Industrial & Commercial Bank of China	20,739,449.00	21,166,783.00	29,829,000	5.9
688910900	Taiwan Semiconductor Manufacturing Co., Ltd.	16,072,089.00	20,322,600.00	6,084,000	5.6
B3VN92906	HAND Enterprise Solutions Co., Ltd.	1,793,494.00	17,216,828.00	6,369,715	4.8
685992000	Sun Hung Kai Properties, Ltd.	14,524,567.00	16,427,620.00	1,092,000	4.6
607355906	China Mobile, Ltd.	12,606,802.00	13,867,956.00	1,191,000	3.9
663094902	China Everbright International, Ltd.	12,183,629.00	13,518,811.00	26,730,000	3.8
635186901	Digital China Holdings, Ltd.	13,205,899.00	12,394,777.00	7,256,000	3.4
B00G0S903	CNOOC, Ltd.	11,883,847.00	12,008,910.00	5,547,000	3.3
B6WY99909	China Medical System Holdings, Ltd.	978,759.00	10,355,550.00	13,377,300	2.9
913BMZ902	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13)	9,494,979.00	10,217,738.00	1,418,047	2.8
633393905	Enn Energy Holdings, Ltd.	606,420.00	9,597,074.00	2,204,000	2.7
619376908	China Resources Land, Ltd.	5,946,868.00	9,375,987.00	3,436,000	2.6
674842901	Ruentex Development Co., Ltd.	3,423,335.00	9,094,487.00	4,416,301	2.5
644094906	Taiwan FamilyMart Co., Ltd.	1,631,072.00	8,930,887.00	1,942,652	2.5
B2R2ZC908	CSR Corp., Ltd.	7,466,210.00	8,635,005.00	9,930,000	2.4
B01CT3905	Tencent Holdings, Ltd.	6,391,568.00	7,505,713.00	234,200	2.1
17313A533	Gree Electric Appliances, Inc. Access Product (expiration 01/17/14)	6,453,442.00	7,458,981.00	1,838,546	2.1
B1YMYT902	Hiwin Technologies Corp.	9,693,067.00	6,915,037.00	942,750	1.9
99ZMCS903	Kweichow Moutai Co., Ltd. Access Product (expiration 10/26/15)	7,383,669.00	6,808,851.00	204,751	1.9
670039007	Uni-President Enterprises Corp.	1,090,258.00	6,731,574.00	3,667,508	1.9
634007900	Kunlun Energy Co., Ltd.	5,034,471.00	6,509,202.00	3,122,000	1.8
643648900	Shenzhen International Holdings, Ltd.	3,714,750.00	6,447,973.00	60,947,500	1.8
34415V109	Focus Media Holding, Ltd.	5,976,531.00	6,431,222.00	250,437	1.8
637248907	MediaTek Inc.	6,194,126.00	6,227,367.00	559,000	1.7
629099904	WT Microelectronics Co., Ltd.	5,796,850.00	5,991,426.00	4,819,530	1.7
671815900	Qingling Motors Co., Ltd.	7,603,282.00	5,960,025.00	24,836,000	1.7
626073902	Delta Electronics, Inc.	4,550,608.00	5,922,983.00	1,615,000	1.6
986PLF007	Golden Meditech Holdings, Ltd.15.0%, 05/16/13	5,557,209.00	5,557,926.00	58,222,500^	1.6
986PLG005	Golden Meditech Holdings, Ltd.15.0%, 11/16/13	5,557,209.00	5,557,926.00	58,222,500^	1.5
959GRNII9	Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14	6,178,274.00	5,527,014.00	200,000,000	1.5
620267906	Advantech Co., Ltd.	4,104,779.00	5,416,509.00	1,284,000	1.5
651795908	Natural Beauty Bio-Technology, Ltd.	4,906,910.00	4,924,395.00	47,710,000	1.4
644806002	Hutchison Whampoa, Ltd.	4,088,916.00	4,728,247.00	453,000	1.3
626735906	Hong Kong Exchanges and Clearing, Ltd.	4,018,117.00	4,375,225.00	257,100	1.2
B633D9904	Zhongsheng Group Holdings, Ltd.	3,466,065.00	4,032,084.00	2,662,000	1.1
665157905	Comba Telecom Systems Holdings, Ltd.	7,565,579.00	3,944,653.00	10,958,500	1.1
600245005	ASM Pacific Technology, Ltd.	4,294,518.00	3,937,075.00	323,600	1.1
B3ZVDV905	Sinopharm Group Co., Ltd.	2,527,529.00	3,791,995.00	1,212,000	1.1
B1JNK8908	China Coal Energy Co., Ltd.	4,377,475.00	3,698,986.00	3,405,000	1.0
643055908	Golden Meditech Holdings, Ltd.	4,555,715.00	3,571,451.00	35,040,000	1.0
B1CKXF901	Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/20/15)	3,096,799.00	3,309,305.00	825,469	0.9
B4PTR3906	Fook Woo Group Holdings, Ltd.	7,974,083.00	2,237,200.00	25,314,000	0.6
17307D865	Kweichow Moutai Co., Ltd. Access Product (expiration 01/20/15)	1,597,638.00	1,559,546.00	46,898	0.4
B05LP6908	CDW Holding, Ltd.	333,636.00	929,022.00	11,348,000	0.3
631349909	Chaoda Modern Agriculture (Holdings), Ltd.	9,287,936.00	0.00	26,651,357	0.0
B04W2V905	FU JI Food & Catering Services	4,246,696.00	0.00	5,462,000	0.0
ACI0090H8	Zong Su Foods (acquired 09/21/10)	15,000,034.00	0.00	2,677	0.0

^Nominal value owed in HK dollars.

Source : State Street Bank and Trust Company as at December 31, 2012.

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The China Fund, Inc. (CHN)

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund’s website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

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